SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

            THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Second Amendment") is executed as of the 9th day of March, 2007, by STATEX PETROLEUM I, L.P., a Texas limited partnership, and CHARLES W. GLEESON LP, a Texas limited partnership (collectively, "Seller"), and BASELINE OIL & GAS CORP., a Nevada corporation ("Purchaser").

                                    RECITALS

            WHEREAS, Seller and Purchaser are parties to an Asset Purchase and Sale Agreement dated as of December 20, 2006, as amended by First Amendment to Purchase and Sale Agreement, dated as of January 25, 2007 (as so amended, the "Amended Purchase Agreement"), pursuant to which Seller agreed to sell and convey, and Purchaser agreed to purchase and pay for, the "Assets" described therein (terms defined in the Amended Purchase Agreement shall have the same meanings when used herein, unless expressly provided otherwise); and

            WHEREAS, by notice given on February 7, 2007, Purchaser exercised its right under Section 12.2 of the Amended Purchase Agreement to extend the Closing Date for a period of thirty (30) days after the Scheduled Closing Date of February 9, 2007, which thirty-day period, by stipulation and agreement of the Parties, ends on March 9, 2007; and

            WHEREAS, Seller and Purchaser desire further to amend the Amended Purchase Agreement in several respects.

            NOW, THEREFORE, for and in consideration of the mutual promises contained in the Amended Purchase Agreement, the benefits to be derived by each Party thereunder and hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

      1. Current Extension of Closing. The Amended Purchase Agreement is amended, effective as of December 1, 2006, as follows:

            (a) Section 12.2 of the Amended Purchase Agreement is amended to authorize Purchaser to extend the date for the Closing until March 16, 2007, by giving written notice of such desire to extend to Seller no later than the date of this Second Amendment. By their execution of this Second Amendment, Purchaser shall be deemed to have given such notice in a timely manner as provided in this Paragraph 1(a), and Seller shall be deemed to have acknowledged its receipt thereof.

            (b) In consideration of Seller's agreement to the amendment provided above in Paragraph 1(a), Section 1.3 of the Amended Purchase Agreement is amended by deleting the phrase "December 1, 2006" appearing in the third line thereof, and by substituting therefor the phrase "January 1, 2007."

            (c) In addition, Section 3.10.2 of the Amended Purchase Agreement is deleted in its entirety, and the following provision is substituted therefor:

      3.10.2 Except for consents and other matters described in subparagraph
             3.2.2 in the definition of Permitted Encumbrances, Seller shall use its reasonable commercial efforts (which shall in no event include any obligation to pay money to the owner of such rights or undertake any legal obligation) to obtain all required consents to assignment of the Assets prior to the Closing. If a lessor or other third party holding such right to consent to the assignment of an Asset or part thereof neglects or refuses such consent prior to the Closing, Seller will promptly so notify Purchaser and, at Purchaser's option, (i) Seller shall convey the affected Asset to Purchaser at the Closing, or (ii) the affected Asset shall be excluded from the Assets conveyed at Closing, and title thereto shall be retained by Seller subject to the terms of this Section
             3.10.2 and Section 3.10.3. In either case, the Allocated Value applicable to the Affected Asset shall be included in the Purchase Price paid by Purchaser at the Closing, and Seller shall protect and indemnify Purchaser from any and all claims and Costs relating to such failure to obtain the required consent. After the Closing, Seller shall continue to use its reasonable commercial efforts (which shall in no event include any obligation to pay money to the owners of such rights or undertake any legal obligation) to obtain all consents to assignment as promptly after the Closing as is possible. If Seller obtains the relevant outstanding consent to assignment, and Purchaser has elected to exclude the affected Asset from the Assets conveyed at Closing, then within fifteen (15) days after Seller's receipt of such consent, Seller shall convey the affected Asset to Purchaser, subject to and in accordance with the other terms of this Agreement.

            (d) If the Closing occurs on or before March 16, 2007, there shall be no further amendments to the Amended Purchase Agreement as the result of the extension of the date for the Closing pursuant to Paragraph 1(a).

      2. Contingent, Prospective Extension of Closing. If the Closing does not occur on or before March 16, 2007, as the result of Purchaser's breach of or default under any term, condition, or provision of the Amended Purchase Agreement, Seller shall be entitled to exercise all of its rights and remedies (including the right to terminate the Amended Purchase Agreement) under Article 14 of the Amended Purchase Agreement unless, no later than 3:00 p.m., Central Daylight Time, on March 16, 2007 (timely performance being of the essence), Purchaser has paid to Seller, by bank wire transfer of immediately available U.S. funds in the percentages and to the accounts set forth in Section 2.6 of the Amended Purchase Agreement, the sum of THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($300,000.00), which shall constitute an increase in the Performance Deposit as provided in clause (b) of this Paragraph 2 below. Upon Seller's receipt of such payment, Purchaser shall be deemed not to be in breach of or default under any term, condition, or provision of the Amended Purchase Agreement solely as the result of the failure of the Closing to occur on or before March 16, 2007, and the Amended Purchase Agreement shall thereupon be deemed to be amended, effective as of March 16, 2007, as follows:


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

            (a) Section 1.3 of the Amended Purchase Agreement will be deemed to be amended by deleting the phrase "January 1, 2007" inserted into the third line thereof pursuant to Paragraph 1(b) hereof, and by substituting therefor the phrase "February 1, 2007."

            (b) Section 2.3 of the Amended Purchase Agreement will be deemed to be amended by deleting the phrase "ONE MILLION DOLLARS ($1,000,000)" appearing in the fourth line thereof, and by substituting therefor the phrase "ONE MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,300,000.00)."

            (c) Section 12.1 of the Amended Purchase Agreement will be deemed to be amended by deleting the phrase "February 9, 2007" from the third line thereof, and substituting therefor the phrase "April 16, 2007."

            (d) Section 12.2 of the Amended Purchase Agreement will be deemed to be deleted in its entirety, but with no resulting renumbering of any other provision of the Amended Purchase Agreement. As the consequence of the deletion of such provision, Seller and Purchaser agree that Purchaser shall have no further right under the Amended Purchase Agreement to extend the date for Closing beyond April 16, 2007.

      3. Ratification. Seller and Purchaser do hereby ADOPT, RATIFY, and CONFIRM the Amended Purchase Agreement and all of its terms and provisions, as amended hereby, and declare the Amended Purchase Agreement, as so amended, to be in full force and effect. Seller confirms that there are no circumstances to its knowledge as of the date of this Second Amendment that allow Seller a contractual excuse for the performance of its obligations under the Purchase Agreement. Purchaser confirms that there are no circumstances to its knowledge as of the date of this Second Amendment that allow Purchaser a contractual excuse for the performance of its obligations under the Purchase Agreement.

      4. GOVERNING LAW. THIS SECOND AMENDMENT AND THE LEGAL RELATIONS AMONG THE PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF TEXAS.

      5. Miscellaneous. This Second Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one instrument; provided, however, that this Second Amendment shall be effective as to each Party upon its execution hereof, whether all counterparts are executed by a Party or not. In making proof of this Second Amendment, it shall not be necessary to produce or to account for all counterparts hereof, and it shall be sufficient to produce but one (1) counterpart original hereof, executed by the Party sought to be charged thereby. This Second Amendment shall inure to the benefit of, and be binding on, the Parties and their respective successors and assigns.


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

            IN WITNESS WHEREOF, Seller and Purchaser have executed this Second Amendment as of the date first above written, to be effective as provided herein.

                                      SELLER:

                                      STATEX PETROLEUM I, L.P.


                                      By: Statex Operating, LLC,
                                          its General Partner


                                          By: /s/ Dhar Carman
                                              ----------------------------------
                                              Dhar Carman
                                              Manager

                                      CHARLES W. GLEESON LP


                                      By: Charles W. Gleeson Management, LLC,
                                          its General Partner, appearing through
                                          Dhar Carman as its lawful agent and
                                          attorney-in-fact


                                          By: /s/ Dhar Carman
                                              ----------------------------------
                                              Dhar Carman
                                              Agent and Attorney-in-Fact


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

                 SIGNATURE PAGE FOR BASELINE OIL & GAS CORP., TO
                SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT,
                       DATED AS OF MARCH 9, 2007, BETWEEN
                STATEX PETROLEUM I, L.P., CHARLES W. GLEESON LP,
                          AND BASELINE OIL & GAS CORP.


                                               PURCHASER:

                                               BASELINE OIL & GAS CORP.


                                               By: /s/ Thomas Kaetzer
                                                   -------------------------
                                                   Thomas R. Kaetzer
                                                   President


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